GREATER ROME BANCSHARES, INC.
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                         DIRECTORS STOCK INCENTIVE PLAN

                                TABLE OF CONTENTS

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SECTION 1  DEFINITIONS............................................................................................1


SECTION 2  THE STOCK INCENTIVE PLAN...............................................................................1

   2.1   PURPOSE OF THE PLAN......................................................................................1
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   2.2   ADMINISTRATION OF THE PLAN...............................................................................2
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   2.3   EFFECTIVE DATE...........................................................................................2
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SECTION 3  ELIGIBILITY............................................................................................2


SECTION 4  SHARES SUBJECT TO PLAN.................................................................................2


SECTION 5  STOCK AWARDS...........................................................................................2

   5.1   DIRECTOR FEES ELECTION...................................................................................2
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   5.2   DEFERRED FEES ACCOUNT....................................................................................2
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   5.3   PAYMENT IN STOCK.........................................................................................2
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   5.4   PAYMENT IN CASH..........................................................................................3
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   5.5   TERMINATION OF DIRECTORSHIP..............................................................................3
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SECTION 6  TERM OF PLAN...........................................................................................3


SECTION 7  GENERAL PROVISIONS.....................................................................................3

   7.1   AMENDMENT AND TERMINATION OF THE PLAN....................................................................3
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   7.2   CHANGES IN CAPITALIZATION................................................................................3
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   7.3   RESTRICTIONS ON DELIVERY AND SALE OF SHARES; LEGENDS.....................................................4
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   7.4   NO RIGHT TO CONTINUED RETENTION..........................................................................4
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   7.5   NON-ALIENATION OF BENEFITS...............................................................................4
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   7.6   CHOICE OF LAW............................................................................................4
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                          GREATER ROME BANCSHARES, INC.

                         DIRECTORS STOCK INCENTIVE PLAN

                              SECTION 1 DEFINITIONS

         Definitions. Wherever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following words and phrases shall, when used herein, have the meanings set forth below:

(a)  "Bank" means Greater Rome Bank, a bank organized under the laws of the
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     State of Georgia.

(b)  "Bank Board" means the Board of Directors of the Bank.
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(c)  "Company" means Greater Rome  Bancshares,  Inc., a bank holding company
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     organized under the laws of the State of Georgia as a bank holding company.

(d)  "Company Board" means the Board of Directors of the Company.
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(e)  "Deferred Fees Account" means the bookkeeping account established under the
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     Plan for each Eligible Director, as described in Plan Section 5.2.

(f)  "Director" means a member of the Bank Board.
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(h)  "Director  Fees" means,  with respect to each  Election  Period (or portion
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     thereof  while  the  Plan is in  effect), the retainer and meeting fees for regularly scheduled Bank Board and Bank Board committee meetings for such period.

(i) "Election Period" refers to each successive, twelve-month period, commencing
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    July 1. The first Election Period shall commence July 1, 1999.

(j) "Eligible Director" means any Director of the Bank Board.
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(k) "Fair Market  Value"  refers to the fair market value of a share of Stock as of a given date, as determined by the Company Board in good faith.

(l) "Plan" means the Greater Rome Bancshares, Inc. Directors Stock Incentive
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    Plan.

(m) "Stock" means the common stock of the Company, $.01 par value per share.
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                       SECTION 2 THE STOCK INCENTIVE PLAN

         2.1 Purpose of the Plan.  The Plan is intended (a) to provide  Eligible
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Directors  with the  opportunity  to elect to receive  payment for Director Fees either in cash or in shares of Stock; and (b) to further align the interests of those individuals who are responsible for shaping and carrying out the policies and the long term plans of the Company with the interests of shareholders generally.

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         2.2  Administration  of the Plan. The Plan shall be administered by the
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Company Board. The Company Board shall have the authority in its sole discretion to interpret  the Plan, to make all other  determinations  and to take all other
actions  it  deems   necessary  or   advisable   for  the   implementation   and
administration of the Plan. All actions of the Company Board shall be final, conclusive, and binding. No member of the Company Board shall be liable for any action taken or decision made in good faith relating to the Plan.

         2.3  Effective Date.  The Plan shall be effective as of July 1, 1999.
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                              SECTION 3 ELIGIBILITY

         Eligible Directors may elect pursuant to Section 5 of the Plan to receive cash or Stock as payment for Director Fees on the terms and subject to the restrictions hereinafter set forth.

                        SECTION 4 SHARES SUBJECT TO PLAN

         Subject to adjustment in accordance with Section 7.2, 50,000 shares of Stock are hereby reserved exclusively for issuance pursuant to elections by Eligible Directors to receive Stock pursuant to elections under Section 5.

                             SECTION 5 STOCK AWARDS

         5.1 Director Fees  Election.  With respect to each Election  Period (or
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applicable portion thereof),  each Eligible Director may elect in writing and in such form and at such time as the Company Board may direct, to receive payment of Director Fees earned by the Eligible Director for that Election Period either
(a) in cash, or (b) in shares of Stock having a Fair Market Value equal to the cash amount that would otherwise be payable. Once made, an election by an Eligible Director under this Section 5.1 is irrevocable, except as provided in
Section 5.5 below.

         5.2 Deferred Fees Account. A Deferred Fees Account shall be established
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for each Eligible Director.  The Deferred Fees Account shall be credited monthly with the amount of Director Fees earned by an Eligible Director for that month, as of the close of the last business day of the month. The Deferred Fees Account shall be credited with interest on amounts credited to the Deferred Fees Account during an Election Period from and after the date the Director Fees are credited. The earnings credit shall be based upon an annual percentage rate of return equal to seven percent (7%), until revised by further action of the Company Board.

         5.3 Payment In Stock. An Eligible Director electing to receive Stock as
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payment for Director Fees for an Election Period will receive a number of shares of Stock equal to the result, rounded up to the nearest whole number, obtained by dividing the amount credited to the Eligible Director's Deferred Fees Account for the Election Period by the Fair Market Value of a share of Stock as of the last day of the Election Period during which the Director Fees were earned. The Stock will be issued to such Eligible Director as soon as practicable after the end of that Election Period.

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         5.4 Payment In Cash. An Eligible  Director  electing to receive cash as
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payment for  Director  Fees will receive  payment of the amount  credited to the
Deferred Fees Account as soon as practicable after the end of the Election Period during which the Director Fees were earned.

         5.5  Termination  of  Directorship.  In the event an Eligible  Director
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ceases to be a Director for any reason  prior to the end of the Election  Period to which such election applies, such Director will receive payment in cash of amounts credited to such Director's Deferred Fees Account as of the date the Director ceases to be an Eligible Director. Payments made pursuant to this
Section 5.5 shall be made at the same time as other cash amounts due for the same Election Period in accordance with section 5.4 (or at such earlier time as the Company Board may determine in its sole discretion).

                             SECTION 6 TERM OF PLAN

         The Plan shall continue until terminated by the Company Board pursuant to Section 7.1 hereof or, if earlier, until there are not a sufficient number of shares of Stock to issue to all electing Eligible Directors for an Election Period. If the Plan is terminated, any amounts remaining credited to Deferred Fees Accounts shall become payable to Eligible Directors in a cash lump sum payment as soon as practicable after the Plan is terminated.

                          SECTION 7 GENERAL PROVISIONS

         7.1 Amendment  and  Termination  of the Plan.  The Company Board at any
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time may amend or terminate  the Plan without  shareholder  approval;  provided, however, that the Company Board may condition any amendment on the approval of the shareholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws to which the Company, this Plan, or Eligible Directors are subject. No amendment or termination of the Plan shall adversely affect the rights of an Eligible Director without his consent with respect to Stock previously acquired under the Plan.

         7.2 Changes in Capitalization.
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                  (a) The number of shares of Stock  reserved for issuance under the Plan shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of an ordinary stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

                  (b) In the event of any merger, consolidation, extraordinary dividend (including a spin-off), reorganization or other change in the corporate structure of the Company or its Stock or tender offer for shares of Stock, the Company Board, in its sole discretion, may take action with respect to Deferred Fees Accounts as it deems necessary or appropriate to reflect or in anticipation of such merger, consolidation, extraordinary dividend (including a spin-off), reorganization, other change in corporate structure or tender offer, including, but not limited to, the payment of Deferred Fees Accounts in cash.

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                  (c) The  existence  of the Plan  granted  pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

         7.3 Restrictions on Delivery and Sale of Shares; Legends. Each share of
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Stock is  subject  to the  condition  that if at any time  the  Company,  in its discretion, shall determine that the listing, registration or qualification of the shares of Stock upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Stock, the delivery of any or all shares of Stock may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock, the Company may require, as a condition to the issuance of any Stock, that the Eligible Director or other recipient of Stock represent, in writing, that the shares received are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares of Stock such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

         7.4 No Right to Continued  Retention.  Nothing in the Plan shall confer
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upon any  Eligible  Director  the right to  continue  as a member of the Company
Board or Bank Board or affect the right of the Company or any affiliate to terminate an Eligible Director's directorship at any time.

         7.5  Non-Alienation  of  Benefits.  No benefit  under the Plan shall be
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subject in any manner to anticipation,  alienation, sale, transfer,  assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt by the Eligible Director, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Eligible Director.

         7.6  Choice of Law. The laws of the State of Georgia  shall govern the
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Plan,  to the extent not  preempted by federal law.

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         IN WITNESS  WHEREOF,  the Company has caused the Plan to be executed as of the 14th day of October 1999.

                                            GREATER ROME BANCSHARES, INC.


                                            By:
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                                            Title:
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ATTEST:

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Title:
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         [CORPORATE SEAL]


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